Exhibit (q)(1)

NATIXIS FUNDS TRUST I

NATIXIS FUNDS TRUST II

NATIXIS FUNDS TRUST IV

LOOMIS SAYLES FUNDS I

LOOMIS SAYLES FUND II

GATEWAY TRUST

NATIXIS ETF TRUST

NATIXIS ETF TRUST II

POWER OF ATTORNEY

Effective July 1, 2022, we, the undersigned, hereby constitute John M. Loder, Matthew Block, Susan McWhan Tobin and Natalie Wagner, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

Witness our hands on the 9th day of June, 2022.

/s/ Edmond J. English		/s/ Erik R. Sirri
Edmond J. English	June 09, 2022 7:46 AM	Erik R. Sirri	June 09, 2022 7:16 PM

/s/ Richard A. Goglia		/s/ Peter J. Smail
Richard A. Goglia	June 09, 2022 7:59 AM	Peter J. Smail	June 09, 2022 12:52 PM

/s/ Wendell J. Knox		/s/ Kirk A. Sykes
Wendell J. Knox	June 13, 2022 11:20 AM	Kirk A. Sykes	June 09, 2022 6:52 AM

/s/ Martin T. Meehan		/s/ Cynthia L. Walker
Martin T. Meehan	June 09, 2022 8:47 PM	Cynthia L. Walker	June 10, 2022 9:57 AM

/s/ Maureen B. Mitchell		/s/ Kevin P. Charleston
Maureen B. Mitchell	June 09, 2022 7:57 AM	Kevin P. Charleston	June 09, 2022 9:06 AM

/s/ James P. Palermo		/s/ David L. Giunta
James P. Palermo	June 09, 2022 9:08 AM	David L. Giunta	June 10, 2022 7:33 AM

1